UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 30, 2022

NICOLET BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	001-37700	47-0871001
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 North Washington Street
Green Bay, Wisconsin 54301
(Address of principal executive offices)

(920) 430-1400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	NCBS	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter.)

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.
Nicolet Bankshares, Inc. (“Nicolet”) and Charter Bankshares, Inc. (“Charter”) entered into an Agreement and Plan of Merger, dated March 29, 2022 (the “Merger Agreement”), pursuant to which Charter will merge with and into Nicolet (the “Merger”). Following the Merger, Charter Bank, the wholly owned bank subsidiary of Charter, will merge with and into Nicolet National Bank, Nicolet’s wholly owned bank subsidiary, with Nicolet National Bank continuing as the surviving bank and all bank branches operating under the Nicolet National Bank brand.

Merger Consideration: Pursuant to the terms and conditions set forth in the Merger Agreement, at the effective time of the Merger, Charter shareholders will have the right to receive 15.458 shares of Nicolet common stock and $475.00 in cash for each share of common stock of Charter.

Closing Conditions: Consummation of the Merger is subject to certain customary closing conditions, including without limitation, (i) approval of the Merger Agreement by Charter shareholders; (ii) the receipt of all requisite regulatory approvals and (iii) receipt of a tax opinion of Nicolet’s counsel that the Merger will qualify as a tax-free reorganization.

Representations, Warranties and Covenants: The Merger Agreement includes detailed representations, warranties and covenant provisions that are customary for transactions of this type.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1.

The representations and warranties set forth in the Merger Agreement have been made solely for the benefit of the parties to the
Merger Agreement. In addition, such representations and warranties (i) have been made only for the purpose of the Merger Agreement; (ii) have been qualified by the disclosures made to the other party in connection with the Merger Agreement; (iii) are subject to materiality qualifications contained in the Merger Agreement, which may differ from what may be viewed as material by investors; and (iv) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties and not for the purpose of establishing such matters as facts. Based upon the foregoing reasons, you should not rely on the representations and warranties as statements of factual information.

Item 8.01	Other Events.
On March 30, 2022, Nicolet Bankshares, Inc. (“Nicolet”) and Charter Bankshares, Inc. (“Charter”), issued a joint press release announcing that the companies have entered into a definitive merger agreement dated March 29, 2022 (the “Merger Agreement”), pursuant to which Charter will merge with and into Nicolet (the “Merger”). A copy of the press release is attached hereto as Exhibit 99.1 and a copy of the investor presentation is attached hereto as Exhibit 99.2.

The Merger Agreement was unanimously approved by the board of directors of each company. It is subject to Charter shareholder approval, regulatory approvals and other customary closing conditions. The Merger is expected to close in the third quarter of 2022. Upon consummation of the transaction, all Charter branches are anticipated to become Nicolet branches. Nicolet’s loan production office, located at 3603 North Hastings Way, Eau Claire, WI is expected to close and consolidate with continued service out of the legacy Charter office in Eau Claire, WI.

Forward Looking Statements “Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995
Certain statements contained in this communication, which are not statements of historical fact, constitute forward-looking statements within the meaning of the federal securities law. Such statements include, but are not limited to, certain plans, expectations, goals, projections and benefits relating to the proposed merger between Nicolet and Charter, all of which are subject to numerous assumptions, risks and uncertainties. Words or phrases such as “anticipate,” “believe,” “aim,” “can,” “conclude,” “continue,” “could,” “estimate,” “expect,” “foresee,” “goal,” “intend,” “may,” “might,” “outlook,” “possible,” “plan,” “predict,” “project,” “potential,” “seek,” “should,” “target,” “will,” “will likely,” “would,” or the negative of these terms or other comparable terminology, as well as similar expressions, are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.

Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. In addition to factors disclosed in reports filed by Nicolet with the SEC, risks and uncertainties for Nicolet, Charter and the combined company that may cause actual results or outcomes to differ materially from those anticipated include, but are not limited to: (1) the possibility that the proposed merger will not be completed due to the failure to satisfy one or more of the conditions of the merger, including the approvals of regulators or Charter shareholders; (2) the possibility that any of the anticipated benefits of the proposed merger will not be realized or will not be realized within the expected time period; (3) the risk that integration of Charter’s operations with those of Nicolet will be materially delayed or will be more costly or difficult than expected; (4) the parties’ inability to meet expectations regarding the timing of the proposed merger; (5) changes to tax legislation and their potential effects on the accounting for the proposed merger; (6) diversion of management’s attention from ongoing business operations and opportunities due to the proposed merger; (7) the challenges of integrating and retaining key employees; (8) the effect of the announcement of the proposed merger on Nicolet’s, Charter’s or the combined company’s respective customer and employee relationships and operating results; (9) the possibility that the proposed merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (10) dilution caused by Nicolet’s issuance of additional shares of Nicolet common stock in connection with the proposed merger; and additional risks that are discussed in Nicolet’s SEC filings. Please refer to Nicolet’s 2021 Annual Report on Form 10-K, as well as its other filings with the SEC, for a more detailed discussion of risks, uncertainties and factors that could cause actual results to differ from those discussed in the forward-looking statements.

All forward-looking statements included in this communication are made as of the date hereof and are based on information available to management at that time. Except as required by law, neither Nicolet nor Charter assumes any obligation to update any forward-looking statement to reflect events or circumstances that occur after the date the forward-looking statements were made.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit
2.1	Agreement and Plan of Merger By and Between Nicolet Bankshares, Inc. and Charter Bankshares, Inc.
99.1	Press Release, dated March 30, 2022
99.2	Investor Presentation, dated March 30, 2022
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 30, 2022	NICOLET BANKSHARES, INC.

		By:	/s/ H. Phillip Moore, Jr.
H. Phillip Moore, Jr.
Chief Financial Officer